EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-38060 on Form N-1A of our reports dated August 16, 2001 on Mercury Basic Value Fund, Inc., (the “Fund”) and Master Basic Value Trust, both appearing in the Fund’s June 30, 2001 Annual Report, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York October 11, 2001